Penn Series Funds, Inc.

SMID Cap Growth Fund

Supplement dated March 31, 2011 to the Prospectus dated May 1, 2010, as supplemented August 31, 2010, December 16, 2010, February 23, 2011, February 24, 2011 and March 2, 2011

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus

Portfolio Manager Change for the SMID Cap Growth Fund

Effective immediately, Stuart Roberts and Jerome Philpott, each a senior portfolio manager of Wells Capital Management, Inc., the investment sub-adviser to the SMID Cap Growth Fund (the “Fund”), no longer serve as portfolio managers of the Fund.

As a result of the foregoing, the following changes are being made to the Prospectus:

•	The sub-section Portfolio Managers in the FUND SUMMARY: SMID CAP GROWTH FUND section of the Prospectus is hereby deleted and replaced with the following:

Portfolio Manager

Thomas Pence, CFA, a managing director and senior portfolio manager for Wells Capital Management, Inc., has served as portfolio manager of the Fund since March 2011.

•

The second and third paragraphs under the heading Wells Capital Management Incorporated in the Sub-Advisers sub-section in the MANAGEMENT section of the Prospectus are hereby deleted and replaced with the following:

WellsCap uses a team of investment managers and analysts acting together to manage the investments of the Large Core Growth Fund and the SMID Cap Growth Fund. Thomas Pence, CFA, heads the team and is primarily responsible for the day-to-day management of the Large Core Growth Fund and the SMID Cap Growth Fund. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at Wells. Mr. Pence founded the team in 1992 while employed with Conseco Capital Management.

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PM1581

Penn Series Funds, Inc.

SMID Cap Growth Fund

Supplement dated March 31, 2011 to the Statement of Additional Information (SAI) dated May 1, 2010, as supplemented January 19, 2011, February 24, 2011 and March 2, 2011

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI

Portfolio Manager Change for the SMID Cap Growth Fund

Effective immediately, Stuart Roberts and Jerome Philpott, each a senior portfolio manager of Wells Capital Management, Inc., the investment sub-adviser to the SMID Cap Growth Fund (the “Fund”), no longer serve as portfolio managers of the Fund.

As a result of the foregoing, the information under the heading Wells Capital Management Incorporated (“WellsCap”) in the section Portfolio Managers is hereby deleted in its entirety and replaced with the following:

Wells Capital Management Incorporated (“WellsCap”): Investment Sub-Adviser to the Large Core Growth and SMID Cap Growth Funds (collectively, the “Funds”).

Compensation. WellsCap compensates each Fund’s portfolio manager.

The compensation structure for WellsCap’s portfolio manager includes a competitive fixed base salary plus variable incentives (WellsCap utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectus.

Fund Shares Owned by Portfolio Manager. The portfolio manager did not beneficially own any shares of the Funds as of December 31, 2010.

Other Accounts. In addition to the Funds, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2010.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Thomas Pence	15	$6,302	2	$33	173	$7,063

Performance Fee Based Accounts
Thomas Pence	0	$0	0	$0	0	$0

Conflicts of Interests. WellsCap’s portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

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PM1582